               SETTLEMENT AGREEMENT AND RELEASE

     This Settlement Agreement and Release ("Agreement") is entered into by and between Casino Resource Corporation ("CRC") and Kevin M. Kean ("Kean") as of this 15th day of January, 1998, as follows:

     WHEREAS, Kean is the beneficial owner of 1,480,944 shares of common stock of CRC;

     WHEREAS, CRC and Kean have entered into a Cherokee Dispute and Warrant Purchase Agreement whereby Kean delivered two Promissory Notes in the aggregate amount of $1.5 million which were reduced to an outstanding, unpaid principal balance of only $1,232,000;

     WHEREAS, Kean subsequently executed and delivered to CRC a renewal Promissory Note ("Note") in the principal amount of $1,232,000 dated as of October 1, 1996;

     WHEREAS, in order to support repayment of the Note, Kean provided CRC with an unrestricted pledge of 150,000 shares of CRC common stock;

     WHEREAS, Kean has also made a pledge of at least some of his CRC stock to Hibernia National Bank of Baton Rouge, Louisiana;

     WHEREAS, Kean is in default of the Note and currently owes CRC the principal amount of $1.232 million, plus interest;

     WHEREAS, in order to enforce collection of the Note, CRC has duly provided Kean with notice of a private foreclosure sale of the 150,000 shares of CRC common stock pledged in support of that obligation and has also commenced an action entitled CASINO

RESOURCE CORPORATION V. KEAN which is venued in the Circuit Court of Harrison County, Mississippi, and identified by Court File No. A24002-98-00002 ("the Litigation");

     WHEREAS, Kean claims to have several defenses to CRC's effort to collect the Note and claims against CRC and/or its officers or directors which defenses and claims would be asserted in the Litigation;

     WHEREAS, Kean has a contingent future interest in certain amounts and consulting fees, particularly five percent (5%) of the net revenues from the Pokagon Project, pursuant to that certain Agreement with CRC dated as of December 1, 1995 (called, "Consulting Agreement"); and

     WHEREAS, the undersigned parties wish to enter into this Agreement in order to conclusively resolve all of the disputes and controversies between them and to avoid the further time and expense of any further legal proceedings or litigation, including attorney's fees.

     NOW, THEREFORE, in consideration of the foregoing premises and all of the terms and conditions hereinafter set forth, the undersigned parties hereby stipulate and agree as follows:

     1. Kean hereby unconditionally transfers and assigns to CRC full ownership of the 150,000 shares of CRC common stock pledged to CRC in support of payment of the Note. As soon as practicable after the execution of this Agreement, but in no event more than seven (7) business days from the execution of this Agreement, Kean shall also deliver and transfer to CRC full ownership of an additional 220,000 shares of CRC common stock to which he holds clear and unrestricted title. Upon transfer of the aforementioned 150,000 shares of CRC common stock and delivery of the aforementioned 220,000 shares of CRC common stock, CRC will process a credit against the outstanding balance of the Note (or the Renewal Note attached as Exhibit B, as the case may be) for each share at the market price of the stock (i.e., the closing bid price as quoted by NASDAQ) on the date on which the transfer and delivery of each such share of stock is effected.

     2.  Upon the execution of this Agreement, Kean shall provide
John J. Pilger with an unconditional and irrevocable proxy to vote all of the shares of CRC common stock in which he holds a beneficial interest in the form attached and hereby incorporated by reference as Exhibit A. Kean shall also notify any party or parties as necessary to enable Mr. Pilger to exercise the proxy as of the date of this Agreement. Such proxy is subject only to any valid, prior security interest in favor of Hibernia National Bank and associated rights to vote the stock, if any. Kean further covenants and agrees that he shall not, directly or indirectly, take any action whatsoever to direct or influence in any manner Hibernia National Bank's exercise of any proxy rights; and any violation of this covenant shall constitute a material breach of this Agreement and an Event of Default under the Renewal Note and Security Agreement attached as Exhibit B and C. It is further understood and agreed that should Kean attempt to directly or indirectly vote any of the stock encompassed by this Agreement, such stock shall be subject to all of the first prior proxy rights granted to Mr. Filger.

     3. Kean hereby expressly confirms and warrants that he has clear and unrestricted title to 150,000 shares of CRC common stock pledged in support of the Note and that he will have at the time of transfer and delivery to CRC clear and unrestricted title to the balance of the 220,000 shares of CRC common stock referenced in the foregoing Paragraph No. 1, above; that he has, or will have at the time of transfer, full rights and power to deliver and transfer clear and unrestricted title to said stock in connection with the execution and consummation of this Agreement; and that such stock is not directly or indirectly encumbered in any way by any right or claim nor any tax lien or security interest or lien (except in favor of CRC) including, but not limited to, any such interest, lien, right or claim in favor of Hibernia National Bank and/or the Internal Revenue Service and/or the State of Louisiana. The obligation of this provision may be satisfied by timely delivery of 220,000 unrestricted shares of CRC stock from a third party which Kean shall cause to be delivered in conformity with all of the warranties of clear title of this provision. Kean hereby further expressly confirms and warrants that he has full rights and power to provide the proxy of the balance of the shares of CRC stock in which he holds a beneficial interest, subject only to any valid interest of Hibernia National Bank as set forth in the foregoing Paragraph No. 2, above.

     4. Upon the execution of this Agreement, the Note shall be replaced with Kean's execution and delivery to CRC of a Renewal Note for the full remaining balance of his unpaid obligation in the form attached and hereby incorporated by reference as Exhibit B. Payment of the Renewal Note shall be secured by a perfected security interest constituting a first lien on all of Kean's right, title, and interest in the Consulting Agreement which shall be evidenced by a Security Agreement in the form attached and hereby incorporated by reference as Exhibit C. It is further expressly understood and agreed that CRC may at any time and for any reason, upon five days' written notice, whether or not an Event of Default under the Renewal Note or the Security Agreement has occurred, exercise the option in its sole discretion to acquire and accept all of Kean's right, title and interest in the Consulting
Agreement including, without limitation, the then existing and thereafter arising rights to any amounts under Paragraph 4(b) of the Consulting Agreement, in full satisfaction of the Renewal Note by returning the Renewal Note to Kean marked "Paid", whereupon all of Kean's right, title, and interest to any then existing and thereafter arising rights to any amounts under the Consulting Agreement shall be immediately, completely, unconditionally, and irrevocably terminated and released without any remaining redemption rights or claim to any surplus relating thereto under the Consulting Agreement. It is further agreed that upon the earlier of a) NIGG approval (or equivalent regulatory approval by any successor agency or regulatory authority) of the Pokagon Project with CRC, and CRC affiliated manager, or a company with which CRC has a contractual relationship relating to the management of that Project or b) commencement of gaming activities in connection with the Pokagon Project by CRC, a CRC affiliated manager, or a company with which CRC has a contractual relationship relating to the management of that Project, Kean shall have the right to demand that CRC acquire and accept the collateral in full satisfaction of the Renewal Note and upon such demand CRC shall be obligated to acquire and accept such collateral in full satisfaction of the Renewal Note, shall mark the Renewal Note "Paid" and return it to Kean. Furthermore, in the event that CRC shall sell, assign or transfer its interest in the Pokagon Project, in whole or in part, to any other party, by way of sale, loan, settlement, fee, or otherwise for consideration in an amount in excess of $1 million, Kean's obligation under the Renewal Note shall be fully discharged and satisfied and CRC shall mark the Renewal Note "Paid" and return it to Kean. Any satisfaction pursuant to this Paragraph shall be without any remaining redemption rights or claim to a surprise as set forth above.

     5. Upon request, Kean further covenants and agrees to execute and promptly deliver any such additional agreements and documents that may reasonably be required to complete and effectuate the terms of this Agreement.

     6. Kean shall be solely responsible for any state of federal income taxes due by Kean as a result of the operation and performance of any provision of this Agreement including, without limitation, the delivery and transfer of the CRC common stock in partial satisfaction of the Note and/or the satisfaction of the Renewal Note pursuant to the acquisition and cancellation of the Consulting Agreement.

     7. Kean, on behalf of himself and all of his assigns, successors, heirs, and personal representatives hereby unconditionally remises, releases and forever discharges CRC and all of its affiliated or related entities and all of their respective predecessors, successors, assigns, insurers, officers, directors, agents, representatives, attorneys and current and former employees from any and all claims, demands, damages, rights, or causes of action of any kind, at law or in equity, whether fixed or contingent, liquidated or unliquidated, known or unknown, which Kean (or anyone claiming through or under Kean) ever had, now has or may have as of the date of this Agreement provided, however, that nothing herein shall be deemed in any manner to extinguish any future rights under the Consulting Agreement or to preclude Kean from taking legal action to enforce the terms and conditions of this Agreement or any of its Exhibits.

     8. Subject to the warranties and covenants set forth in this Agreement, CRC hereby unconditionally remises and forever releases Kean from any and all claims, demands, damages, rights or causes of action of any kind, at law or in equity, whether fixed or contingent, liquidated or unliquidated, known or unknown, which CRC ever had, has or may have up to and including the date of this Agreement provided, however, that nothing in this provision shall be deemed in any manner to release Kean, or extinguish any future rights, under the Consulting Agreement, this Agreement or any of the Agreements set forth in the attached Exhibits nor extinguish any preexisting proxy rights in any shares of CRC common stock beneficially owned by Kean, all of which are expressly reserved.

     9. Upon the full execution of this Agreement, together with all Exhibits, and the delivery and transfer to CRC of all of the 370,000 shares of CRC common stock referenced in the foregoing Paragraph No. 1, above, CRC shall forthwith execute and file a Notice of Voluntary Dismissal without Prejudice of the Litigation.

However, should Kean fail to deliver the balance of the 220,000 shares of CRC stock pursuant to Paragraph No. 1, the transfer of the 150,000 shares of CRC stock and the delivery of the proxy shall remain in full force and effect, but, at the option of CRC, the balance of this Agreement shall be rescinded and CRC shall be free to continue to pursue the Litigation.

     10. The undersigned parties hereby expressly represent and warrant by signing below that there has been no assignment of any right, claim or cause of action encompassed by this Agreement to any individual, corporation or other legal entity whatsoever; that they have read this Agreement and consulted with legal counsel of their choice, where necessary; that this Agreement has been signed freely, without any representation, promise or inducement not expressed herein, or the exertion of influence by any party upon any other party; that each of the undersigned parties understands all of the terms and conditions of this Agreement; and that they agree to be bound to and by this Agreement; and that they agree to be bound to and by this Agreement in all respects.

     11. Time is of the essence in the performance of this Agreement. The undersigned parties hereby expressly agree that this Agreement constitutes the complete and entire Settlement Agreement and Release between and among the parties. This Agreement may not be changed orally, and no change, addition, deletion or any other modification, oral or written, of this

Agreement shall be binding unless and until each party to this Agreement executes a written amendment.

     12. This Agreement shall be governed by and construed according to the substantive provisions of Mississippi law (excluding conflicts of law rules). The undersigned parties expressly consent to the exclusive jurisdiction of the Circuit Courts of Jackson or Harrison County, Mississippi, or the United States District Court, Southern District of Mississippi, for any action relating to the construction of this Agreement and the determination of any and all controversies arising from this Agreement.

     13. If any provision of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect any other provision which can be given effect, and this Agreement shall be construed and applied as if the unlawful or unenforceable provision had never been contained herein.

     14. This Agreement shall be binding upon, and the benefits and obligations provided for herein shall inure to the parties hereto and all of their respective heirs, legal representatives, successors, assigns, and transferees.

     15. This Agreement shall have no effect whatsoever unless and until it is fully executed by all parties.

     16. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument. A signature transmitted by telecopier or other equivalent facsimile shall be deemed an original provided, however, that the parties shall promptly exchange originals as soon as possible upon the full execution of this Agreement.

                                       /s/ Kevin M. Kean
                                       ---------------------------------------
                                       Kevin M. Kean


                                       CASINO RESOURCE CORPORATION


                                       By: John J. [ILLEGIBLE]
                                           -----------------------------------
                                           Its:   CEO
                                                ------------------------------

                             PROMISSORY NOTE

$1,196,884.88                                  Ocean Springs, Mississippi
                                                         January 15, 1998


Maker: Kevin M. Kean

      FOR VALUE RECEIVED, the Maker promises to pay to the order of CASINO RESOURCE CORPORATION ("CRC"), at its office in Ocean Springs, Mississippi, or at such other place as any present or future holder of this Note may designate from time to time, the principal amount of $1,196,884.88, plus interest thereon from the date of this Note until is fully paid, computed on the basis of the actual number of days elapsed and a 365-day year.

INTEREST: The interest rate under this Note is a fixed rate of 7.00% per annum.

PAYMENTS: The Maker shall make the following payments of principal and interest under this Note:

   The unpaid balance of principal and accrued interest under this Note shall be due and payable in full on January 15, 2001.

PREPAYMENTS: The Maker shall have no right to prepay any amount under this Note without the prior written consent of the holder of this Note.


OTHER PROVISIONS:

   This Note is an amendment, extension, renewal or replacement of the Maker's $1,232,000.00 Promissory Note to CRC dated October 1, 1996, and such previous Promissory Note is hereby terminated.

      At the option of the holder of this Note, any payment under this Note may be applied first to the payment of changes, fees and expenses (other than principal and interest) under this Note and any other agreement or writing in connection with this Note, second to the payment of interest accrued through the date of payment, and third to the payment of principal under this Note. The Maker represents, warrants, certifies to CRC and agrees that all advances under this Note shall be used solely for business purposes.

      The occurrence of any of the following events shall constitute an Event of Default under this Note:

     (i) any breach or default in the payment or performance of this Note, or the Maker's Security Agreement dated the date hereof in favor of CRC, or the Maker fails to deliver to CRC 220,000 shares of CRC common stock in accordance with the second sentence of paragraph 1 of the Settlement

            Agreement and Release dated January 15, 1998 between CRC and the Maker; or

     (ii)   the insolvency or death of the Maker; or

    (iii) any appointment of a receiver, trustee or similar officer of any property of the Maker; or

     (iv)   any assignment for the benefit of creditors of the Maker; or

     (v) any commencement of any proceeding under any bankruptcy, insolvency, receivership, dissolution, liquidation or similar law by or against the Maker; or

     (vi) the Maker takes any action to revoke or terminate any agreement, liability or security in favor of the holder of this Note; or

     (vii) the entry of any judgment or other order for the payment of money in the amount of $25,000.00 or more against the Maker; or

     (viii) the issuance or levy of any writ, warrant, attachment, garnishment, execution or other process against any property of the Maker; or

     (ix)   the attachment of any tax lien to any property of the Maker; or

     (x) any statement, representation or warranty made by the Maker (or any representative of the Maker) to the holder of this Note at any time shall be incorrect or misleading in any material respect when made.

      Upon the commencement of any proceeding under any bankruptcy law by or against the Maker, the unpaid principal balance of this Note plus accrued interest and all other charges, fees and expenses under this Note shall automatically become immediately due an payable in full, without any declaration, presentment, demand, protest, or other notice of any kind. Upon the occurrence of any other Event of Default and at any time thereafter, the then holder of this Note may, at its option, declare this Note to be immediately due and payable in full and thereupon the unpaid principal balance of this Note plus accrued interest and all other charges, fees and expenses under this Note shall immediately become due and payable in full, without any presentment, demand, protest or other notice of any kind.

      The Maker: (i) waives demand, presentment, protest, notice of protest, notice of dishonor and notice of nonpayment of this Note; (ii) agrees to promptly provide the holder of this Note from time to time with the Maker's financial statements and such other information respecting the financial condition, business and property of the Maker as the holder of this Note may request in form and substance acceptable to the holder of this Note; (iii) agrees that when or at any time after this Note becomes due the holder of this Note, without notice, may offset or charge the full amount owning on this Note against any amount then owning by the holder of this Note to the Maker, whether or not then due; (iv) agrees to pay on demand all fees, costs and expenses of the holder of this Note in connection with this Note and any transactions and matters relating to this Note, including but not limited to reasonable attorney's fees and legal expenses, plus interest on such amounts at the rate set forth in this Note; and (v) consents to the personal jurisdiction of the state and federal courts located in the State of Mississippi in connection with any controversy related in any way to this Note or any transaction or matter relating to this Note, waives any argument that venue in such forums is not convenient, and agrees that any litigation initiated by the Maker against CRC or any other holder of this Note relating in any way to this Note or any transaction or matter relating to this Note, shall be venued in either the Circuit Court of Jackson or Harrison County, Mississippi, or the United States District Court, Southern District of MIssissippi. Interest on any amount under this Note shall continue to accrue, at the option of the holder of this Note, until such holder receives final payment of such amount in collected funds in form and substance acceptable to such holder.

     No waiver of any right or remedy under this Note shall be valid unless in writing executed by the holder of this Note, and any such waiver shall be effective only in the specific instance and for the specific purpose given. All rights and remedies of the holder of this Note shall be cumulative and may be exercised singly, concurrently or successively. All references in this Note to the holder of this Note shall mean CRC and any and all other present and future holders of this Note. This Note shall bind the Maker and the heirs, representative, successors and assigns of the Maker. This Note shall benefit the holder of this Note and its successors and assigns. This Note shall be governed by and construed in accordance with the internal laws of the State of Mississippi (excluding conflict of law rules).

     THE MAKER REPRESENTS AND WARRANTS TO CRC AND AGREES THAT THE MAKER HAS READ ALL OF THIS NOTE AND UNDERSTANDS ALL OF THE PROVISIONS OF THIS NOTE.



Address of Maker:                       MAKER:


2644 East Lakeshore Drive               /s/ Kevin M. Kean
Baton Rouge, LA 70808                   ----------------------------
Telephone: (504) 388-9118               Kevin M. Kean


Casino Resource Corporation agrees to this Promissory Note.

     Executed as of the date first above written.


                                         CASINO RESOURCE CORPORATION

                                         By /s/ John Pilger
                                           ---------------------------

                                         Title   CEO
                                              ------------------------

                               SECURITY AGREEMENT


                                                    Date: January 15, 1998


                                           Secured
Debtor:   Kevin M. Kean                    Party:   Casino Resource Corporation
Address:  2644 East Lakeshore Drive        Address: 707 Bienville Boulevard
          Baton Rouge, LA 70808                     Ocean Springs, MS 39564
Social Security No. ###-##-####


      1. OBLIGATIONS SECURED. This Agreement secures the following (called the "Obligations"):

     All debts, liabilities and obligations under this Agreement, the Settlement Agreement and Release dated January 15, 1998 by and between the Secured Party and the Debtor, and the Debtor's $1,196,884.88 Promissory Note dated January 15, 1998 in favor of the Secured Party, including but not limited to all principal interest, and other charges, fees, expenses and amounts, and all amendments, extensions, renewals and replacements of the foregoing.

      2. SECURITY INTEREST. To secure the payment and performance of the Obligations, the Debtor grants the Secured Party a security interest (the "Security Interest") in, and assigns to the Secured Party, the following property (called the "Collateral"):

     All of the Debtor's right, title and interest in the Agreement dated December 1, 1995, by and between the Debtor and the Secured Party, and all amendments, extensions, renewals and replacements of the foregoing, including but not limited to all existing and future payments and rights to receive payments thereunder, all whether now existing or hereafter arising, whether now owned or hereafter acquired, and all proceeds of the foregoing property, including without limitation all accounts, instruments, chattel paper, investment property, other rights to payment, deposit accounts, money and general intangibles related to the foregoing property.

     3. REPRESENTATION, WARRANTIES AND AGREEMENTS. The Debtor represents and warrants to the Secured Party and agrees as follows:

         a. The address of the Debtor's residence and chief executive office is shown at the beginning of this Agreement. The Debtor has not used any trade name, assumed name, or other name except the Debtor's name stated above. The Debtor shall give the Secured Party prior written notice of any change in such address or the Debtor's name or if the Debtor uses any other name. The Debtor has authority to execute and perform this Agreement. The Debtor's social security number is shown above.

         b. Except as set forth in any existing or future agreement executed by the Secured Party, the Debtor is the owner of the Collateral, or will be the owner of the Collateral hereafter acquired, free of all security interest, liens and encumbrances other than the Security Interest and any other security interest of the Secured Party, the Debtor shall not permit any security interest, lien or encumbrance, other than the Security Interest and any other security interest of the Secured Party, to attach to any Collateral without the prior written consent of the Secured Party, the Debtor shall defend the Collateral against the claims and demands of all persons other than the Secured Party, and shall promptly pay all taxes, assessments and other government charges upon or against the Debtor, any Collateral and the Security Interest, and no financing statement covering any Collateral is on file in any public office.

         c. The Debtor shall not sell or otherwise dispose of any Collateral or any interest therein without the prior written consent of the Secured Party.

         d. Each account, instrument, investment property, chattel paper, other right to payment and general intangible constituting Collateral is, or will be when acquired, the valid, genuine and legally enforceable obligation of the account debtor or other issuer or obligor named therein or in the Debtor's records pertaining thereto as being obligated to pay such obligation, subject to no defense, setoff or counterclaim. The Debtor shall not, without the prior written consent of the Secured Party, agree to any material modification or amendment of any such obligation or agree to any subordination or cancellation of any such obligation.

         e. The Debtor shall (i) promptly notify the Secured Party of any loss of any Collateral or of any adverse change in the prospect of payment of any account, instrument, chattel paper, other right to payment or general intangible constituting Collateral, (ii) at the Debtor's residence, keep accurate and complete records pertaining to the Collateral and the Debtor's financial condition, business and property, and provide the Secured Party such periodic reports concerning the Collateral and the Debtor's financial condition, business and property as the Secured Party may from time to time request; (iii) at all reasonable times permit the Secured Party and its representatives to examine, inspect and copy the Debtor's records pertaining to the Collateral and the Debtor's financial condition, business and property; and (iv) at the Secured Party's request, promptly execute, endorse and deliver such financing statements and other instruments, documents, control agreements, chattel paper and writings and take such other actions deemed by the Secured Party to be necessary or desirable to establish, protect, perfect or enforce the Security Interest and the rights of the Secured Party under this Agreement and applicable law, and pay all costs of filing financing statements and other writings in all public offices where filing is deemed by the Secured Party to be necessary or desirable.

     4. COLLECTION RIGHTS. At any time before or after an Event of Default, the Secured Party may, and at the request of the Secured Party the Debtor shall, promptly notify any account debtor, issuer or obligor of any account, instrument, investment property, chattel paper, other right to payment or general intangible constituting Collateral that the same has been assigned to the

Secured Party and direct such account debtor, issuer or obligor to make all future payments to the Secured Party.

     5. LIMITED POWER OF ATTORNEY. If the Debtor at any time fails to perform or observe any agreement herein, the Secured Party, in the name and on behalf of the Debtor or, at its option, in its own name, may perform or observe such agreement and take any action which the Secured Party may deem necessary or desirable to cure or correct such failure. The Debtor irrevocably authorizes Secured Party and grants the Secured Party a limited power of attorney in the name and on behalf of the Debtor or, at its option, in its own name, to collect, receive, receipt for, create, prepare, complete, execute, endorse, deliver and file any and all financing statements, control agreements, insurance applications, remittances, instruments, documents, chattel paper and other writings, to grant any extension to, compromise, settle, waive, notify, amend, adjust, change and release any obligation of any account debtor, issuer, obligor, insurer or other person pertaining to any Collateral, and to take any other action deemed by the Secured Party to be necessary or desirable to establish, perfect, protect or enforce the Security Interest. All of the Secured Party's advances, fees, charges, costs and expenses, including but not limited to audit fees and expenses and reasonable attorneys' fees and legal expenses, in connection with the Obligations and in the protection and exercise of any rights or remedies hereunder, together with interest thereon at the highest rate then applicable to any of the Obligations, shall be secured hereunder and shall be paid by the Debtor to the Secured Party on demand.

     6. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default": (a) any breach or default in the payment or performance at any of the Obligations; or (b) the insolvency or death of the Debtor; or (c) any appointment of a receiver, trustee or similar officer of any property of the Debtor; or (d) any assignment for the benefit of creditors of the Debtor; or (e) any commencement of any proceeding under any bankruptcy, insolvency, receivership, dissolution, liquidation or similar law by or against the Debtor; or (f) the Debtor takes any action to revoke or terminate any agreement liability or security in favor of the Secured Party; or (g) the entry of any judgment or other order for the payment of money in the amount of $25,000.00 or more against the Debtor; or (h) the issuance or levy of any writ, warrant, attachment, garnishment, execution or other process against any property of the Debtor; or (i) the attachment of any tax lien to any property of the Debtor; or (j) any statement, representation or warranty made by the Debtor (or any representative of the Debtor) to the Secured Party at any time shall be incorrect or misleading in any material respect when made.

     7. REMEDIES. Upon the commencement of any proceeding under any bankruptcy law by or against the Debtor, all Obligations automatically shall become immediately due and payable in full, without declaration, presentment, or other notice or demand, all of which are hereby waived by the Debtor. In addition, upon the occurrence of any Event of Default and at any time thereafter, the Secured Party may exercise any one or more of the following rights and remedies: (a) declare all Obligations to be immediately due and payable in full, and the same shall thereupon be immediately due and payable in full, without presentment or other notice or demand, all of which are hereby waived by the Debtor; (b) exercise and enforce any and all rights and remedies available upon default

                                      3.

under this Agreement, the Uniform Commercial Code, and any other applicable agreements and laws. If notice to the Debtor of any intended disposition of Collateral or other action is required, such notice shall be deemed reasonably and properly given if mailed by regular or certified mail, postage prepaid, to the Debtor at the address stated at the beginning of this Agreement or at the most recent address shown in the Secured Party's records, at least 10 days prior to the action described in such notice. The Debtor consents to the personal jurisdiction of the state and federal courts located in the State of Mississippi in connection with any controversy related to this Agreement, the Collateral, the Security Interest or any of the Obligations, waives any argument that venue in such forums is not convenient, and agrees that any litigation initiated by the Debtor against the Secured Party in connection with this Agreement, the Collateral, the Security Interest or any of the Obligations shall be venued in either the Circuit Court of Jackson or Harrison County, Mississippi, or the United States District Court, Southern District of Mississippi.

     8. MISCELLANEOUS. This Agreement supersedes and replaces the Pledge of Shares of Stock dated February 11, 1997 and Subordination Agreement dated October 1, 1996, both executed by the Debtor in favor of the Secured Party, and such Pledge and Subordination Agreement are hereby terminated. All terms in this Agreement that are defined in the Mississippi Uniform Commercial Code (the "UCC") shall have the meanings set forth in the UCC. A carbon, photographic or other reproduction of this Agreement is sufficient as a financing statement. No provision of this Agreement can be waived, modified, amended, abridged, supplemented, terminated or discharged and the Security Interest cannot be released or terminated, except by a writing duly executed by the Secured Party. A waiver shall be effective only in the specific instance and for the specific purpose given. No delay or failure to act shall preclude the exercise or enforcement of any of the Secured Party's rights or remedies. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly, concurrently or successively at the Secured Party's option, and the exercise or enforcement of any one such right or remedy shall not be a condition to or bar the exercise or enforcement of any other. This Agreement shall bind and benefit the Debtor and the Secured Party and their respective heirs, representatives, successors, and assigns and shall take effect when executed by the Debtor and delivered to the Secured Party, and the Debtor waives notice of the Secured Party's acceptance hereof. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation, payment and performance of the Obligations. This Agreement and the rights and duties of the parties shall be governed by and construed in accordance with the internal laws of the State of Mississippi (excluding conflict of law rules).

                                      4.

     THE DEBTOR REPRESENTS AND WARRANTS TO THE SECURED PARTY AND AGREES THAT THE DEBTOR HAS READ ALL OF THIS AGREEMENT AND UNDERSTANDS ALL OF THE PROVISIONS OF THIS AGREEMENT.


                                       /s/ Kevin M. Kean
                                       ------------------------------------
                                       Kevin M. Kean



                                       CASINO RESOURCE CORPORATION


                                       By  /s/ John J. Pilger
                                          --------------------------------

                                       Title  CEO
                                             -----------------------------


                                      5.

                                  IRREVOCABLE PROXY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a stockholder of Casino Resource Corporation, a Minnesota corporation (the "Company"), holding 1,330,944 shares of the $.01 par value Common Stock of the Company (as pledged as collateral to Hibernia National Bank and as evidenced by stock certificate numbers 2958, 2711-2720, 2349-2351, 2340-2348, 2360, 2052, and 2038) does hereby grant to John J. Pilger, Chairman of the Board, an irrevocable proxy pursuant to the provisions of Minnesota Statute Section 302A.449 (the "Proxy") to vote 1,330,944 shares of the $.01 par value Common Stock of the Company (the "Proxy Stock") to the same extent and with the same effect as the undersigned might or could do under any applicable laws or regulations governing the rights and powers of stockholder of a Minnesota corporation. John J. Pilger shall be able to vote the Proxy Stock, at his discretion, on any matter to come to a vote at any meetings or actions of the stockholders of the Company.

     So long as this Irrevocable Proxy remains in full force and effect, the said Proxy shall have all powers the undersigned would possess if present personally at any such meeting.

     The undersigned hereby affirms that this Proxy is given in connection with the execution of a certain Settlement Agreement and Release, dated January 15, 1998, by the undersigned and the Company, and as such this Proxy is coupled with interest and is irrevocable; provided, however, that this Irrevocable Proxy (i) shall bind solely the said 1,330,944 shares of the Proxy Stock and shall not be binding upon any other shares of capital stock of the Company hereafter acquired by the undersigned and (ii) shall remain in full force and effect until the undersigned sells or transfers the said 1,330,944 shares of Proxy Stock to an unaffiliated third-party in a bona fide transaction.

     The certificates representing the Proxy Stock shall bear the following legend:

     "The shares represented by this certificate are subject to the terms, conditions, and restrictions of an Irrevocable Proxy dated January 15, 1998, governing the voting of these shares for all purposes, a copy of which Irrevocable Proxy is on file in the office of the corporation."

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 15th day of January, 1998.



                                     /s/ Kevin M. Kean
                                   -------------------------------
                                        KEVIN M. KEAN


Subscribed and sworn to before
me this _____ day of January, 1998.


------------------------------